FQF TRUST

SUPPLEMENT DATED AUGUST 16, 2013
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 29, 2012

The following updates the prospectus and statement of additional information of the QuantShares U.S. Market Neutral Momentum Fund, the QuantShares U.S. Market Neutral Value Fund, the QuantShares U.S. Market Neutral Size Fund, and the QuantShares U.S. Market Neutral Anti-Beta Fund (collectively, the “Funds”).

As noted in a supplement to the Funds’ prospectuses and statement of additional information, dated June 27, 2013, the members of FFCM, LLC (“FFCM”), the investment adviser to the Funds, had advised the Board of the Funds (the “Board”) that FFCM intended to enter into an agreement to sell all of the equity interests in FFCM in a transaction that would, if consummated, result in a change of control of FFCM and the automatic termination of the current investment advisory agreement between each Fund and FFCM.

FFCM has subsequently notified the Board that the contemplated transaction will not take place. Accordingly, shareholder action on new investment advisory agreements between the Funds and FFCM is not proposed at this time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.